UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to

Section 13 or 15(d) of

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 29, 2009

OSCIENT PHARMACEUTICALS CORPORATION

(Exact name of registrant as specified in its charter)

Massachusetts	0-10824	04-2297484
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Winter Street, Suite 2200

Waltham, Massachusetts 02451

(Address of principal executive offices, including zip code)

(781) 398-2300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS.

On April 30, 2009 Oscient Pharmaceuticals Corporation (the “Company”) filed a Form 10-K/A with the Securities and Exchange Commission reporting a Security Ownership of Certain Beneficial Owners and Management (the “Beneficial Ownership Table”) based on 39,431,805 shares of the Company’s common stock outstanding at that time. As of May 21, 2009 there were 71,082,891 shares of the Company’s common stock outstanding.

An updated Beneficial Ownership Table reflecting the number of shares of the Company’s common stock outstanding as of May 21, 2009 is furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

99.1	Security Ownership of Certain Beneficial Owners and Management Table as of May 21, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OSCIENT PHARMACEUTICALS CORPORATION

By:	/s/ Philippe M. Maitre
Name:	Philippe M. Maitre
Title:	Executive Vice President and Chief Financial Officer

Date: May 29, 2009